Exhibit 99.1

Financial Statements
for the years ended December 31, 2007 and 2006

Report of Independent Auditors

To the Members of
Kim and Lim LLC, dba PiecesMedia:

We have audited the accompanying balance sheets of Kim and Lim LLC, dba PiecesMedia (the Company), as of December  31, 2007 and 2006 and the related statements of operations and changes in members’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kim and Lim LLC, dba PiecesMedia, as of December 31, 2007 and 2006, and the results of its operations and changes in members’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  Burr, Pilger & Mayer, LLP

San Francisco, California
April 11, 2008

KIM AND LIM, LLC
dba PIECESMEDIA
BALANCE SHEETS
December 31, 2007 and 2006
____________

ASSETS	2007	2006

Current assets:
Cash and cash equivalents	$5,379	$9,201
Marketable securities	224,308	-
Accounts receivable, less allowance of $410 and $0	188,200	8,937

Total current assets	417,887	18,138

Property and equipment, net	3,740	-

Total assets	$421,627	$18,138

LIABILITIES AND MEMBERS’ EQUITY

Current liabilities:
Accounts payable	$52,817	$16,742
Accrued liabilities	103,911	-

Total current liabilities	156,728	16,742

Members' equity	264,899	1,396

Total liabilities and members’ equity	$421,627	$18,138

The accompanying notes are an integral
part of these financial statements.

KIM AND LIM LLC
dba PIECESMEDIA
STATEMENTS OF OPERATIONS AND CHANGES IN MEMBERS' EQUITY
for the years ended December 31, 2007 and 2006
____________

	2007	2006

Revenues	$1,770,338	$174,959

Cost of revenues	1,328,322	130,391

Gross profit	442,016	44,568

Operating expenses–general, administrative, and marketing costs	58,261	30,820

Total operating expenses	58,261	30,820

Income from operations	383,755	13,748

Interest income, net	2,320	-

Net income	386,075	13,748

Members' equity, beginning of year	1,396	47,438

Distributions to equity members	(122,572)	(59,790)

Members' equity, end of year	$264,899	$1,396

The accompanying notes are an integral
part of these financial statements.

KIM AND LIM LLC
dba PIECESMEDIA
STATEMENTS OF CASH FLOWS
for the years ended December 31, 2007 and 2006
____________

	2007	2006

Cash flows from operating activities:
Net income	$386,075	$13,748
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	416	-
Changes in current assets and liabilities:
Accounts receivable	(179,263)	31,063
Accounts payable	36,075	16,742
Accrued liabilities	103,911	-

Net cash provided by operating activities	347,214	61,553

Cash flows from investing activities:
Purchase of marketable securities	(373,308)	-
Sale of marketable securities	149,000	-
Payments for property and equipment	(4,156)	-

Net cash flows used in investing activities	(228,464)	-

Cash outlays due to financing activities–distributions to equity members	(122,572)	(59,790)

Net (decrease) increase in cash	(3,822)	1,763

Cash and cash equivalents, beginning of period	9,201	7,438

Cash and cash equivalents, end of period	$5,379	$9,201

The accompanying notes are an integral
part of these financial statements.

KIM AND LIM LLC
dba PIECESMEDIA
STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT
for the years ended December 31, 2007 and 2006
____________

	Contributed
	Capital	Earnings	Equity

Balances, December 31, 2005	$7,438	$40,000	$47,438

Net income	-	13,748	13,748

Owner draws	(59,790)	-	(59,790)

Balances December 31, 2006	(52,352)	53,748	1,396

Net income	-	386,075	386,075

Owner draws	(122,572)	-	(122,572)

Balances December 31, 2007	$(174,924)	$439,823	$264,899

The accompanying notes are an integral
part of these financial statements.

Kim And Lim LLC
dba PiecesMedia

Notes to Financial Statements
____________

1.	Organization and Summary of Significant Accounting Policies

Business

Kim and Lim, LLC doing business as PiecesMedia (the Company or Pieces) was formed as a Limited Liability Company in California in November 2005 as an Internet data base marketing company.  The Company acquires leads (email addresses) for third parties on a pay per new lead model.  It acquires these leads through performance-based online advertising and lead generation.  The Company brings leads to its clients through search engine marketing.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, and reported amounts of revenues and expenses during the reporting period.  Such estimates include provision for doubtful accounts and accrued liabilities.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments purchased with a remaining maturity of three months or less.

Marketable Securities

Certificates of deposit generally mature between four and nine months, although the funds are freely available six days after initial investment.  All short-term investments are classified as available for sale and are carried at their fair market value.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentration of credit risk consists of temporary cash investments and accounts receivable.  During the period ended December 31, 2007, the Company had deposits in excess of the Federal Deposit Insurance Corporation (FDIC) limit at one U.S. based financial institution.  At December 31, 2007, Pieces had uninsured bank balances and certificates of deposit totaling approximately $129,686.  The Company maintains its cash accounts at one financial institution.

The Company does not require collateral or other security for accounts receivable.  However, credit risk is mitigated by the Company’s ongoing evaluations and the reasonably short collection terms.  Accounts receivable are stated net of allowances for doubtful accounts.  An allowance for doubtful accounts has been provided at December 31, 2007, based on historic trends and the Company’s expectation of collectibility.

In 2007, one customer accounted for 96% of revenue.  Major customers are defined as those having revenues which exceed 10% of the Company’s annual revenues.  As of December 31, 2007, accounts receivable of $177,896 was due from this customer.

Continued

Kim And Lim LLC
dba PiecesMedia

Notes to Financial Statements
____________

1.	Organization and Summary of Significant Accounting Policies, continued

Property and Equipment

Property and equipment are stated at cost.  The Company depreciates property and equipment using the straight-line method over the estimated useful lives of the assets, estimated at three years.  Salvage values of these assets are not considered material.  Repairs and maintenance costs that do not increase useful lives and/or enhance the value of the assets are charged to operations as incurred.

Revenue Recognition

The Company's revenues consist of lead generation revenue generated from on line advertising.  The Company recognizes revenue once collectibility is established, delivery of services has occurred, all performance obligations have been satisfied, and no refund obligations exist.

Advertising Costs

The Company expenses advertising costs as incurred.  Advertising expenses included in cost of sales were $433,815 and $37,691 in 2007 and 2006.

Income Taxes

The Company is an LLC and therefore all profits are allocated directly to the owners of the LLC and there are no income taxes attributable to the LLC.

Recent Accounting Pronouncements

SFAS 157.  In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In February 2008, the FASB issued FASB Staff Position FAS 157-2, Effective Date of FASB Statement No. 157 (the FSP). The FSP amends SFAS 157 to delay the effective date of SFAS 157 for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (that is, at least annually). For items within its scope, the FSP defers the effective date of SFAS 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Company does not believe the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in members’ equity for the period.

Continued

Kim And Lim LLC
dba PiecesMedia

Notes to Financial Statements
____________

1.	Organization and Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

SFAS 159.  In February 2007, the FASB issued SFAS 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115, which permits the measurement of many financial instruments and certain other asset and liabilities at fair value on an instrument-by-instrument basis (the fair value option). The guidance is applicable for fiscal years beginning after November 15, 2007. The Company does not believe SFAS 159 will have an impact on its financial position and results of operations.

SFAS 141R.  In December 2007,  FASB issued Statement No. 141(Revised 2007), Business Combinations  (SFAS 141(R)) and Statement No. 160,  Accounting and Reporting of Non-controlling Interests in Consolidated Financial Statements , an amendment of ARB No. 51 (SFAS 160). These statements will significantly change the financial accounting and reporting of business combination transactions and non-controlling (or minority) interests in consolidated financial statements. SFAS 141(R) requires companies to: (i) recognize, with certain exceptions, 100% of the fair values of assets acquired, liabilities assumed, and non-controlling interests in acquisitions of less than a 100% controlling interest when the acquisition constitutes a change in control of the acquired entity; (ii) measure acquirer shares issued in consideration for a business combination at fair value on the acquisition date; (iii) recognize contingent consideration arrangements at their acquisition-date fair values, with subsequent changes in fair value generally reflected in earnings; (iv) with certain exceptions, recognize pre-acquisition loss and gain contingencies at their acquisition-date fair values; (v) capitalize in-process research and development (IPR&D) assets acquired; (vi) expense, as incurred, acquisition-related transaction costs; (vii) capitalize acquisition-related restructuring costs only if the criteria in SFAS 146,  Accounting for Costs Associated with Exit or Disposal Activities, are met as of the acquisition date; and (viii) recognize changes that result from a business combination transaction in an acquirer’s existing income tax valuation allowances and tax uncertainty accruals as adjustments to income tax expense. SFAS 141(R) is required to be adopted concurrently with SFAS 160 and is effective for business combination transactions for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 (our fiscal 2009). Early adoption of these statements is prohibited. The Company believes the adoption of these statements will have a material impact on significant acquisitions completed after September 1, 2009.

SFAS 160.  In December 2007, the FASB issued Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements (SFAS 160), an amendment of ARB No. 51. SFAS 160 will change the accounting and reporting for minority interests which will be recharacterized as noncontrolling interests and classified as a component of equity. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. SFAS 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. The Company is assessing the impact that SFAS 160 may have on its financial position, consolidated results of operations and consolidated cash flows.

Continued

Kim And Lim LLC
dba PiecesMedia

Notes to Financial Statements
____________

1.	Organization and Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

SFAS 161.  In March 2008, the FASB issued Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). This statement will require enhanced disclosures about derivative instruments and hedging activities to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company is assessing the impact of the adoption of SFAS 161.

2.	Marketable Securities

The value of the Company’s investments by major security type is as follows:

		Unrealized	Unrealized	Fair
	Cost	Gain	Losses	Value

December 31, 2007
Certificates of deposit	$224,490			$224,490

Marketable securities include certificates of deposit with original maturities of greater than 90 days.

3.	Property and Equipment, Net

Property and equipment, net comprised the following at December 31:

2007

Computers and equipment	$4,156
Less accumulated depreciation	(416)

$3,740

4.	Accrued Liabilities

Accrued liabilities at December 31, 2007 and 2006 consist of accrued amounts due to third parties for email leads generated by these parties.

Continued

Kim And Lim LLC
dba PiecesMedia

Notes to Financial Statements
____________

5.	Lease Commitments

The Company leases its office space under a twelve month lease expiring in March 2008 with a monthly base rental of $2,200 per month.  Effective March 2008, the Company leases this space on a month to month basis for $2,250 per month.  Rent expense for the years ended December 31, 2007 and 2006 were $26,429 and $10,442, respectively.

6.	Equity

The Company is a limited liability company and as such, all salaries to owners are presented as distribution of earnings.  In 2007 and 2006 such earnings were $122,572 and $56,790, respectively.

7.	Subsequent Events

On February 27, 2008, the principals of the Company agreed to sell substantially all the assets and liabilities of the Company to Abundantad, Inc. and for the principals to become employees of Abundantad.  The purchase price is $550,000 in cash, partially paid upon closing and the remainder due in one year, 250,000 shares of restricted common stock of Abundantad.  The agreement includes a minimum public market value for the shares after one year, and a performance bonus based upon meeting a minimum revenue target for calendar 2008. The definitive agreement has not yet been executed. The transaction is expected to close on or before April 22, 2008.